Exhibit 10.229



                      Executive Deferred Compensation Plan
                                       of
                             U.S. Trust Corporation

             As Amended and Restated effective as of January 1, 2001


1.        Purpose

The Plan hereinafter set forth represents a continuation of the Executive Deferred Compensation Plan maintained by U.S. Trust Corporation before its merger with the Charles Schwab Corporation pursuant to the Agreement and Plan of Merger dated as of January 12, 2000.

The purpose of the Plan is to provide: (a) Eligible Officers with an opportunity to defer payment of certain portions of their compensation, at their election, in accordance with the provisions herein set forth; and (b) for the mandatory deferral of a portion of the incentive compensation payable to certain employees of the Corporation and its Affiliated Companies.

The Plan is intended to constitute an unfunded plan maintained primarily for the purpose of providing deferred compensation for "a select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

2.        Definitions

As used herein, the following terms shall have the following meanings:

          "Account" or "Accounts" shall mean the account or accounts established for a Participant pursuant to Section 4.

          "Affiliated Companies" shall mean United States Trust Company of New York and each other direct or indirect subsidiary of U.S. Trust Corporation.

          "Award" shall mean any award made to a Participant under the Executive Incentive Plan of U.S. Trust Corporation or the Annual Incentive Plan of U.S. Trust Corporation.

          "Beneficiary" shall mean the person or persons designated by a Participant in accordance with Section 8 to receive any amount payable under the Plan by reason of his or her death.

          "Board of Directors" shall mean the Board of Directors of U.S. Trust Corporation.

          "Change in Control" shall mean that any of the following events has occurred after the Merger Closing Date.

               (i) A Change in Control required to be reported pursuant to Item 6(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

               (ii) A change in the composition of the Board of Directors of the
                    Company, as a result of which fewer than two-thirds of the incumbent directors are directors who either (i) had been directors of the Company 24 months prior to such change or
                    (ii) were elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination;

               (iii)Any  "person"  (as such term is used in  sections  13(d) and
                    14(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); provided, however, that any change in the relative beneficial ownership of securities of any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Committee" shall mean the Committee, as constituted from time to time, appointed by the senior management of the Company to administer the Plan.

          "Company" shall mean The Charles Schwab Corporation, a Delaware Corporation.

          "Corporation" shall mean U.S. Trust Corporation, a wholly owned subsidiary of the Company.

          "Eligible Compensation" shall mean, with respect to any Eligible Officer for any Plan Year beginning on or after January 1, 2001, (i) the portion of any Award that becomes payable in cash to the Eligible Officer during such year as reduced by any amount that is contributed to the 401(k) Plan on the Eligible Officer's behalf with respect to such Award pursuant to the Eligible Officer's election under the applicable provisions of the 401(k) Plan; (ii) the portion of any Mandatory Deferred Contribution that becomes vested and payable in cash to a Participant during such year; and (iii) the portion of any commissions (including any "trail" commissions and any commission "overrides") that is payable in cash to the Eligible Officer during such year (but, in the case of any amount payable during such year with respect to commissions that were earned prior to the start of such year, only to the extent of such of those commissions as were earned after the date on which the Eligible Officer filed his or her deferral election for such year under Section 3), exclusive of the amount of any such commissions that are included in the Eligible Officer's base compensation for any Plan Year pursuant to the Eligible Officer's election, and the portion of any bonus or incentive payments that is payable in cash to the Eligible Officer pursuant to any employment agreement between the Eligible Officer and the Corporation or any of its Affiliated Companies, to the extent earned during such year, regardless of the year in which such bonus or incentive payments are payable.

          "Eligible Officer" shall mean any officer of the Corporation or any of its Affiliated Companies at or above the rank of Vice President:

          (a) whose wages (excluding the amount of any Stock Option Cashout Payment) subject to FICA-HI exceeded $170,000 for the Plan Year immediately preceding the Plan Year in which such officer makes a deferral election under Section 3; or

          (b) whose base salary as of October 1 of the Plan Year in which such officer makes a deferral election under Section 3 when aggregated with AIP/EIP target bonus amount for such year, regardless of the year in which such bonus amount is payable, exceeds $300,000; or

          (c)  who has been credited with a Mandatory Deferred Contribution.

          For any Plan Year beginning on or after January 1, 2001, the $170,000 referred to in the preceding sentence shall be adjusted to the extent necessary for such amount to equal the of the limitation on annual compensation in effect for such year under section 401(a)(17) of the Code.

          "401(k) Plan" shall mean the 401(k) Plan and ESOP of United States Trust Company of New York and Affiliated Companies.

          "401(k) Plan Year" shall mean the "Plan Year" as defined in the 401(k) Plan.

          "Mandatory Deferred Contribution" shall mean the amount credited by the Corporation or an Affiliated Company to a Participant's Account.

          "Merger Closing Date" shall mean May 31, 2000.

          "Participant" shall mean any (i) Eligible Officer who has made an election under Section 3 hereof (or under Section 3 of the Prior Plan) to defer any portion of his or her Eligible Compensation for any Plan Year, (ii) person who has made an election under the Prior Plan to defer any portion of his or her 1995 Cashout Payments (as defined in Section 4 of the Prior Plan), (iii) person whose Account or Accounts have been credited with a Supplemental ESOP Contribution amount for any 401(k) Plan Year pursuant to Section 5 of the Prior Plan, or (iv) any person whose Mandatory Deferred Contribution Account has been credited with a Mandatory Deferred Contribution pursuant to Section 5 hereof.

          "Plan" shall mean the Executive Deferred Compensation Plan of U.S. Trust Corporation, as set forth herein and as amended from time to time.

          "Plan Year" shall mean each calendar year.

          "Prior Plan" shall mean the Executive Deferred Compensation Plan of U.S. Trust Corporation, as in effect prior to the Merger Closing Date.


          "Retirement" shall mean a Participant's termination of employment with the Corporation and its Affiliated Companies for any reason other than death if, as of the date of the Participant's termination of employment, (i) the Participant has attained age 65, or (ii) the Participant has attained age sixty (60) and is credited with at least ten (10) "Years of Service" (as defined in the Retirement Plan), or
          (iii) the sum of Participant's age and the number of his or her "Years of Service", as defined in the 401(k) Plan, is at least equal to 80.
          In addition, in the case of any Participant who becomes entitled to receive benefit payments under the long-term disability plan maintained by the Corporation or any of its Affiliated Companies and who continues to receive payments under such plan throughout the entire period ending on the date on which Participant first meets the age, or the age of service, requirements set forth in clause (i), (ii) or (iii) above, such Participant shall be treated, for purposes of the Plan, as having terminated employment with the Corporation and its Affiliated Companies as a result of Retirement, on the first day of the month following the date on which the Participant first meets such requirements. In applying clause (ii) and (iii) above for this purpose, the Participant's "Years of Service" shall include the number of calendar years (or part thereof) during which the Participant has received benefits payments under such long-term disability plan.

          "Statutory Limitations" shall mean, with respect to any 401(k) Plan Year, the limitations imposed under sections 401(a)(17) and 415 of the Code with respect to the amount of compensation that may be taken into account in calculating contributions on behalf of any Member, and the amount of contributions that may be allocated to a Member's account, under the 401(k) Plan for such year.

          "Stock Option Cashout Payment" shall mean the payment made upon the consummation of the merger of U.S. Trust Corporation with the Charles Schwab Corporation to an Eligible Officer with respect to shares subject to any unexercised stock options granted to the Eligible Officer under the 1995 Stock Option Plan of U.S. Trust Corporation.

          "Vesting Date" shall mean with respect to any amount credited to a Participant's Mandatory Deferred Contribution Account, the date as of which such amount becomes vested under the terms of the Executive Incentive Plan of U.S. Trust Corporation, the applicable commission arrangement or the applicable employment contract as the case may be.

3.        Deferral of Eligible Compensation

With respect to each Plan Year beginning on or after January 1, 2001, an Eligible Officer may elect to have payment of any part or all of his or her Eligible Compensation for such year deferred, and to have payment of such portion made under the terms of this Plan. Any such election shall be made in accordance with the following rules:

          (a) A deferral election shall be made in the manner prescribed by the Committee for such purpose.

          (b) In the deferral election, the Eligible Officer (i) shall specify, by amount or percentage (which must be an even multiple of 5%), the portion of his or her Eligible Compensation the Eligible Officer wishes to defer (the amounts so deferred are hereinafter referred to as the Eligible Officer's "Deferred Amounts"), and
               (ii) shall specify, by percentage (which must be an even multiple of 5%), the portions of the Eligible Officer's Deferred Amounts that he or she wishes to have credited, respectively, to the Lump Sum Payment Account and to the Installment Payment Account established for the Eligible Officer pursuant to Section 4.

          (c) An Eligible Officer's election to defer payment of any amount credited to his or her Mandatory Contribution Account must be made at least one year prior to the Vesting Date of such amount. An Eligible Officer's election to defer any other Eligible Compensation for any Plan Year beginning on or after January 1, 2001, shall be filed with the Committee no later than December 15 of the preceding Plan Year, or by such other date as the Committee may determine in its discretion.

          (d) Any deferral election made by an Eligible Officer with respect to his or her Eligible Compensation for a Plan Year, and any election made by an Eligible Officer under Section 3(b) as to the allocation of the Eligible Officer's Deferred Amounts for such year to his or her Lump Sum Payment Account and Installment
               Payment Account, shall be irrevocable except as otherwise provided in Section 7.

          (e) Notwithstanding any other provision herein to the contrary, a deferral election otherwise permitted to be made hereunder shall be subject to the following requirements:

               (i) No amount may be deferred pursuant to an Eligible Officer's election unless such amount equals or exceeds $1,000;

               (ii) No portion of an Eligible  Officer's  Eligible  Compensation may be deferred hereunder to the extent that any tax is required to be withheld from such portion pursuant to applicable federal, state or local law;

               (iii)No portion of an Eligible  Officer's  Eligible  Compensation may be deferred hereunder to the extent that such portion has been earned prior to the date on which the Eligible Officer's election to defer such portion has been filed with the Committee; and

               (iv) No amount may be deferred pursuant to an Eligible  Officer's election hereunder for a period of 12 months following the Eligible Officer's receipt of a hardship withdrawal under the 401(k) Plan.

4.        Accounts

There shall be maintained on the books and records of the Corporation, for bookkeeping purposes only, separate Accounts for each Participant, to reflect the Participant's interest under the Plan, including all amounts credited to each Participant under the Prior Plan. Such Accounts shall be established and maintained in accordance with the following provisions:

     (a) For each Participant, there shall be maintained a Lump Sum Payment Account and an Installment Payment Account.

     (b) For Participants who elected to defer certain "cash-out payments" under Section 4 of the Prior Plan, there shall be maintained a Special 1995 Deferral Account.

     (c) A Mandatory Deferred Contribution Account shall be established and maintained for each Participant who is credited with a Mandatory Deferred Contribution to the Plan on or after January 1, 2001.

     (d) A Vested Mandatory Deferred Contribution Account shall be established and maintained for each Participant who elects under Section 3 to have payment deferred with respect to any portion of his or her Mandatory Deferred Contribution Account.

     (e) A Retiree Payment Account shall be established and/or maintained for each Participant who elects under Section 7(f) or made an election under Section 7(f) of the Prior Plan to have payment with respect to his or her Account or Accounts made in the manner therein provided.

     (f) A Participant's Accounts shall be adjusted to reflect all Earnings (as defined in paragraph (a) of Section 6) or interest to be credited to such Accounts pursuant to Section 6, all transfers to or from such Accounts pursuant to Section 6(d)(ii) or (e), and all payments made with respect to the Participant's Account balances pursuant to Section 7.

     (g) Other than amounts credited to a Participant's Mandatory Deferred Contribution Account under Section 4(c), which shall vest in accordance with the applicable Vesting Date, a Participant's interest in each of his or her Accounts shall be fully vested and nonforfeitable at all times.

5.        Mandatory Deferred Contributions

     (a) There shall be credited to the Mandatory Deferred Contribution Account an amount equal to the amount of the Mandatory Deferred Contribution awarded to the Participant.

     (b) As of the Vesting Date of any Mandatory Deferred Contributions with respect to which a deferral election has been made under Section 3, the Participant's Vested Mandatory Deferred Contribution Account shall be credited with an amount equal to the amount of the Mandatory Deferred Contribution that the Participant has elected to defer.

6.        Crediting of Earnings

Until payment with respect to a Participant's Accounts has been made in full, the Participant's Accounts shall be credited with Earnings or interest in accordance with the following provisions:

     (a) As of the last day of each calendar month, each part of the balance of a Participant's Accounts for which a separate Earnings Credit Option (as hereinafter defined) is in effect pursuant to the Participant's election hereunder shall be credited with an amount determined by multiplying such part of the balance of the Participant's Account by a percentage corresponding to the Applicable Rate of Return (as hereinafter defined) for such month under such Earnings Credit Option. The amount so credited (which may be positive or negative depending on whether the Applicable Rate of Return for the month is positive or negative) is referred to herein as "Earnings".

     (b) For purposes of this Section 6, the term "Earnings Credit Option" shall mean, as of any date of reference on or after July 1, 1996, any one of the following: the S&P 500 Index, the Lehman Bros. Government/Corporate Bond Index, and the IBC's Money Fund Report First Tier Average. Notwithstanding the foregoing, the Committee may at any time, in its sole discretion, determine (i) that any option referred to in the preceding paragraph shall cease to constitute an Earnings Crediting Option for purposes of the Plan, or (ii) that any other index or hypothetical investment fund or referenced rate of return shall constitute an Earnings Crediting Option for purposes of this Plan. Participants shall be notified in writing, at least 45 days in advance, of any change in the Plan's Earnings Crediting Options.

     (c) The "Applicable Rate of Return" for any month shall mean (i) in the case of the S&P 500 Index, the percentage, as determined by the Committee, by which (A) the value of such Index as of the last business day of such month, as adjusted to reflect all income earned for such month on the securities included in such Index, exceeds, or is less than, (B) the value of such Index as of the last business day of the immediately preceding month, determined without taking such adjustment into account; (ii) in the case of the Lehman Bros. Government/Corporate Bond Index, the percentage, as determined by the Committee, by which the value of such Index as of the last business day of such month, exceeds, or is less than, the value of such Index as of the last business day of the immediately preceding month; (iii) in the case of the IBC's Money Fund Report First Tier Average, the rate of return corresponding to the 7-day compounded yield for such Average, for the period ending on, or most recently prior to, the last day of such month; and (iv) in the case of any other Earnings Crediting Option, the rate of return applicable for such month, as determined by the Committee in its sole discretion.

     (d) A Participant may make elections with respect to the Earnings Crediting Options that are to apply on and after January 1, 2001 with respect to his or her Accounts other than his or her Retiree Payment Account, in accordance with the following rules:

          (i) A Participant may elect to have any part or all of the balance of any such Account credited with Earnings under any Earnings Crediting Option available under the Plan at the time of his or her election.

          (ii) Each Eligible Officer who becomes a Participant on or at any time after January 1, 2001 shall make an initial election as to the Earnings Crediting Options that are to apply with respect to his or her Account in the manner prescribed by the Committee. In such election, the Participant shall specify, by percentages (which must be an even multiple of 5%), the respective parts of the balance of such Account that are to be credited with Earnings under each of the Earnings Crediting Options designated by the Participant. If a Participant has failed to make a timely election as to the Earnings Crediting Options that are to apply to any Account prior to the date as of which an amount is first credited to such Account, the Participant shall be deemed to have selected the IBC's Money Fund Report First Tier Average as the Earnings Crediting Option to apply to the entire balance of such Account.

          (iii)The Earnings Crediting Options selected (or deemed to have been selected) by a Participant with respect to an Account shall remain in effect for that Account (and shall apply to all additional amounts allocated to such Account pursuant to any elections made by the Participant hereunder with respect to any subsequent Plan Years) until the Participant changes his or her election as to the Earnings Crediting Options for that Account in accordance with clause (iv) below.

          (iv) A Participant may change the Earnings Crediting Options that are to apply with respect to the balance of an Account, or with respect to any Deferred Amounts to be credited to such Account for any Plan Year pursuant to the Participant's election, by making a new election hereunder with respect to the balance of that Account, or with respect to such Deferred Amounts in the manner prescribed by the Committee. The Participant shall specify, in the same manner as described in clause (ii) above, the respective parts of the balance of such Account, or portions of such Deferred Amounts, that are to be credited with Earnings under each of the Earnings Crediting Options designated by the Participant. Any new election made by a Participant hereunder with respect to the balance of any Account shall become effective as of the first day of the calendar month following the date on which such election is made, provided that it is at least 2 days prior to such first day. Any new election made by a Participant hereunder with respect to Deferred Amounts to be credited to such Account for any Plan Year shall be effective as of the date such amounts are credited to such Account under Section 4. The Earnings Crediting Options selected by the Participant in such new election shall remain in effect with respect to the Participant's Account until the Participant again changes his or her election with respect to that Account in accordance with this clause (iv).

     (e) As of the last day of each calendar month, the balance of a Participant's Retiree Payment Account shall be credited with interest at a rate equal to the monthly average constant maturity yield for a 10-year maturity on U.S. Treasury securities, for the month preceding the month in which payments with respect to the Participant's Retiree Payment Account commences.

     (f) If payment with respect to any Account maintained for a Participant is to be made in form of annual installments pursuant to Section 7 with respect to such Account, such Account shall continue to be credited with Earnings or interest in accordance with the provisions of this
          Section 6 until all payments required to have been made with respect to such Account have been made. For this purpose, any such payments shall be deemed to have been made pro rata from the respective portions of the balance of such Account that are subject to separate Earnings Crediting Options.

7.        Payment of Account Balances

Payment with respect to a Participant's Account balances shall be made in accordance with the following provisions:

     (a) Except for the nonvested portion of a Participant's Mandatory Deferred Contribution Account, a Participant's Account balances shall become payable upon the earliest to occur of the following events (hereinafter referred to as "Payment Events"): (i) the Participant's death, (ii) the Participant's Retirement, (iii) the Participant's termination of employment with the Corporation and its Affiliated Companies or the Company for any reason other than death or Retirement, and (iv) the occurrence of a Change in Control

     (b) Amounts credited to a Participant's Mandatory Deferred Contribution Account shall become payable in the form of a single lump sum cash payment as soon as practicable following the Vesting Date applicable to such amounts unless a Participant elects at least one year prior to such Vesting Date to defer payment with respect to such amounts pursuant to Section 3.

     (c) Unless a Participant otherwise elects under this Section 7 with respect to his or her Lump Sum Payment Account, payment with respect to such Account shall be made in the form of a single lump sum cash payment. Such payment shall be made to the Participant or, if the Participant's Accounts become payable by reason of his or her death, to the Participant's Beneficiary. Payment shall be made as soon as practicable after the occurrence of any Payment Event; provided, however, that if payment with respect to the Participant's Installment Payment Account is required to be made in the form of annual installments pursuant to Section 7(d)(ii), or if a Participant has made the election provided in Section 7(f) with respect to his or her Installment Payment Account but not with respect to his or her Lump Sum Payment Account, payment with respect to the Participant's Lump Sum Payment Account shall be made on the same date as the date on which the first annual installment payment is required to be made under this Section 7. The amount so payable shall be equal to the balance of this Participant's Lump Sum Payment Account determined as of the last day of the month preceding the month in which payment is made.

     (d) Unless a Participant otherwise elects under Section 7(e)(ii) or 7(f) with respect to his or her Installment Payment Account, payment with respect to such Account shall be made in accordance with the following rules:

          (i) Except as provided in clause (ii) below, payment shall be made to the Participant or, in the event of the Participant's death, to his or her Beneficiary, in the same form, at the same time, and in an amount determined in the same manner, as payment with respect to the Participant's Lump Sum Payment Account is to be made, as provided in paragraph (c) above.

          (ii) If the Participant's Account balances become payable as a result of the Participant's Retirement, or as a result of the Participant's death while he or she is still employed with the Company or Corporation or any of its Affiliated Companies but after the Participant has met the age, or the age and service, requirements for eligibility for Retirement stated in the definition of such term contained in Section 2, payment with respect to the Participant's Installment Payment Account shall be made to the Participant or, in the event of the Participant's death, to his or her Beneficiary, in the form of a series of 10 annual installments. The first such installment payment shall be made on the last business day of March of the Plan Year following the year in which the Participant's Retirement or death occurs, and the remaining installment payments shall be made on the last business day of March of each succeeding Plan Year. The amount of each such installment payment shall be determined by dividing (A) the balance of the Participant's Installment Payment Account determined as of the last day of the Plan Year preceding the year in which such payment is to be made, by (B) the number of installment payments remaining to be made. The last such installment payment shall include earnings credited to the Installment Payment Account for the month preceding the month in which such payment is made.

     (e) Payment with respect to a Participant's Special 1995 Deferral Account shall be made in accordance with the following rules:

          (i) Payment with respect to the Participant's Special 1995 Deferral Account shall be made to the Participant in the form of a series of 10 annual installments commencing on the last business day of February 1996, with the remaining installment payments made on the last business day of February of each succeeding Plan Year. The amount of each such installment payment shall be determined by dividing (A) the balance of the Participant's Special 1995 Deferral Account determined as of the last day of the Plan Year preceding the year in which such payment is to be made, by (B) the number of installment payments remaining to be made. The last such installment payment shall include Earnings credited to the Special 1995 Deferral Account for the month preceding the month in which such payment is made.

          (ii) If a Lump Sum Payment Account and/or an Installment Payment Account is being maintained for a Participant described in
               Section 3(c)(ii) of the Prior Plan in addition to the Special 1995 Deferred Account that has been established for such
               Participant, the Participant may elect to have payment with respect to either or both of such other Accounts made in the same form, at the same times, and in amounts determined in the same manner, as the payments to be made with respect to the Participant's Special 1995 Deferral Account as provided in clause
               (i) above.

     (f) Any Participant whose employment with the Corporation and its Affiliated Companies terminates after March 31, 1995 as a result of Retirement may elect to have the balance of the Participant's Installment Payment Account, or the balances of that Account and the Participant's Lump Sum Payment Account, transferred and credited to the Retiree Payment Account established for the Participant pursuant to Section 4, and to have payment with respect to the Participant's Retiree Payment Account made in the form of a series of 15 annual installments, with interest credited on the unpaid balance of such Account as provided in Section 6(e). Such Account balance or balances shall be so transferred and credited as of the first day of the month in which the first installment payment with respect to such Account is to be made.

          Any such election shall be made in the manner prescribed by the Committee for this purpose and filed by the Participant with the Committee at least 12 months prior to the date of the Participant's Retirement.

          In the case of a Participant who makes such election, the first installment payment with respect to his or her Retiree Payment Account shall be made on the last business day of March following the Plan Year in which the Participant retires, and the remaining installment payments shall be made on the last business day of March of each succeeding Plan Year. The amount of the first installment shall be determined by dividing the balance of the Participant's Retiree Payment Account on the day on which such payment is to be made (after any amounts required to be credited to such Account on such day pursuant to Section 6 or 7 have been credited), by 15. The amount of each remaining installment payment shall be determined by dividing (A) the balance of the Participant's Retiree Payment Account determined as of the last day of the month preceding the month in which such payment is to be made, by (B) the number of installment payments remaining to be made.

     (g) In any case where payment with respect to any Account is to be made in the form of annual installment payments, the following special rules shall apply:

          (i) If the Participant should die before receiving all installment payments required to be made with respect to such Account, any installment payments remaining to be made at the date of the Participant's death shall be made to the Participant's Beneficiary in the same form, at the same times, and in the same amounts, as such payments would have been made to the Participant
               (A) if he or she had not died, and (B), in the case of installment payments required to be made to a Beneficiary under
               Section 7(d)(ii) due to the death of a Participant occurring before the Participant had received any such payments, if the Participant's employment had terminated as a result of Retirement on the date of his or death.

          (ii) If a Change in Control should occur before all installment payments required to be made with respect to such Account have been made, the balance of such Account shall become immediately due and payable upon the occurrence of such Change in Control. Payment with respect to such balance shall be made to the Participant or, if the Participant has died, to his or her Beneficiary, in the form of a single lump sum cash payment. Payment shall be made as soon as practicable after the occurrence of such Change in Control. The amount so payable shall be equal to the balance of the Participant's Account determined as of the last day of the month preceding the month in which payment is made.

     (h) Notwithstanding any other provision in this Section 7 to the contrary, payment with respect to any part or all of the Participant's Account balances may be made to the Participant of, if applicable, the Participant's Beneficiary, on any date earlier than the date on which such payment is to be made pursuant to such other provisions of this
          Section 7 if (i) the Participant, or his or her Beneficiary, requests such early payment and (ii) the Committee, in its sole discretion, determines that such early payment is necessary to help the Participant, or his or her Beneficiary, meet an "unforeseeable emergency" within the meaning of Section 1.457-2(h)(4) of the federal income tax regulations. The amount that may be so paid may not exceed the amount necessary to meet such emergency.

          (i) There shall be deducted from the amount of any payment otherwise required to be made under the Plan all Federal, state and local taxes required by law to be withheld with respect to such payment.

8.        Designation and Change of Beneficiary

Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive any amount payable under the Plan by reason of his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death and in no event shall it be effective as of a date prior to such receipt. If at the date of a Participant's death, there is no designation of a Beneficiary in effect for the Participant pursuant to the provisions of this Section 8, or if no Beneficiary designated by the Participant in accordance with the provisions hereof survives to receive any amount payable under the Plan by reason of the Participant's death, the Participant's estate shall be treated as the Participant's Beneficiary for purposes of the Plan.

9.        Payments to Persons Other Than Participants

If the Committee shall find that any Participant or Beneficiary to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness, accident or legal incapacity, then, if the Committee so directs, such amount may be paid to such Participant's or Beneficiary's spouse, child or other relative, an institution maintaining or having custody of such person, or any person deemed by the Committee to be a proper recipient on behalf of such Participant, unless a prior claim therefore has been made by a duly appointed legal representative of the Participant or Beneficiary.

Any payment made under this Section 9 shall be a complete discharge of the liability of the Corporation with respect to such payment.

10.       Rights of Participants

A Participant's rights and interests under the Plan shall be subject to the following provisions:

     (a) A Participant shall have the status of a general unsecured creditor of the Corporation with respect to his or her right to receive any payment under the Plan. The Plan shall constitute a mere promise by the Corporation to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in this Plan be treated as unfunded for tax purposes, as well as for purposes of Title I of ERISA.

     (b) The Corporation may, but shall not be required to, purchase a life insurance policy or policies, to assist it in funding any of its payment obligations under the Plan. If any policy is so purchased, it shall, at all times, remain subject to the claims of the Corporation's creditors. No Participant or Beneficiary shall have any interest in, or rights with respect to, such policy.

     (c) A Participant's rights to payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or his or her Beneficiary.

     (d) Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employment of the Company, the Corporation or any of its Affiliated Companies.

11.       Administration

The Plan shall be administered by the Committee. The Committee shall have exclusive authority to determine all matters involving the administration, operation and interpretation of the Plan, in its discretion. All decisions, actions or interpretations of the Committee under the Plan shall be final, conclusive and binding upon all parties.

No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each member of the Committee and each employee, officer, director or trustee of the Corporation or any of its Affiliated Companies to whom any duty or power relating to the administration or interpretation of the Plan may be delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's own fraud or bad faith.

12.       Amendment or Termination

The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment of the Plan shall deprive any Participant of any rights to receive payment of any amounts due him or her under the terms of the Plan as in effect prior to such amendment without his or her written consent.

Any amendment that the Board of Directors would be permitted to make pursuant to the preceding paragraph may also be made by the Committee where appropriate to facilitate the administration of the Plan or to comply with applicable law or any applicable rules and regulations of governing authorities provided that the cost of the Plan to the Corporation is not materially increased by such amendment.

Notwithstanding any other provision in this Plan to the contrary, the Committee may terminate any Participant's participation in the Plan, and direct that an immediate payment be made with respect to the balances of the Participant's Accounts, if the Committee, in its sole discretion, determines that such termination of participation and payment are necessary in order to preserve the Plan's status as a plan of deferred compensation for "a select group of management or highly compensated employees" within the meaning of the applicable provisions of ERISA.

13.       Successor Corporation

     The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation.

14.       Governing Law

The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of New York.